UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 23, 2004

OPEN SOLUTIONS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-02333-56	22-3173050

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Winding Brook Drive, Glastonbury, CT 06033

(Address of Principal Executive Offices)         (Zip Code)

Registrant’s telephone number, including area code: (860) 652-3155

(Former Name, Former Address and Former Fiscal Year,
if Changed Since Last Report.)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1 ASSET PURCHASE AGREEMENT
EX-99.1 PRESS RELEASE DATED JULY 23, 2004

Item 5. Other Events and Regulation FD Disclosure.

     On July 23, 2004, Open Solutions Inc. (the “Registrant”) purchased substantially all of the assets of Omega Systems of North America LLC (“Omega”) pursuant to the terms of an Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of July 23, 2004, among the Registrant, Omega and certain related parties of Omega. The aggregate consideration paid for substantially all of the assets of Omega was approximately $2.5 million, of which $450,000 is to be held in escrow for one year to secure indemnification obligations of Omega, subject to a purchase price adjustment based on Omega’s net current assets as of July 23, 2004 and the collection of accounts receivable.

     The terms of the Asset Purchase Agreement were determined on the basis of arms-length negotiations. Prior to the execution of the Asset Purchase Agreement, the Registrant did not have any material relationship with Omega.

     Omega, headquartered in Dryden, NY, specializes in remittance and lock-box solutions. The Registrant intends to continue to use the assets of Omega constituting plant, equipment or other physical property substantially in the same manner in which they were used by Omega immediately prior to the execution of the Asset Purchase Agreement.

     The Registrant issued a press release regarding the Asset Purchase Agreement on July 23, 2004, which is attached as an exhibit to this report.

     The foregoing summary description of the terms of the transaction is qualified in its entirety by reference to the Asset Purchase Agreement, which is attached as an exhibit to this report.

     Statements made in this report that state the Registrant’s intentions, beliefs, expectations or predictions for the future are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Readers are cautioned that these statements are only predictions and may differ materially from actual future events or results. All forward looking-statements are only as of the date of this report and the Registrant undertakes no obligation to update or revise them. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Registrant’s actual intentions, beliefs, expectations or predictions to differ materially from those projected in such forward-looking statements, including economic, competitive, governmental, technological and other factors discussed in the Registrant’s Quarterly Report on Form 10-Q for the period ended March 31, 2004, as filed with the Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     The Exhibits to this report are listed in the Exhibit Index attached hereto.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN SOLUTIONS INC.

Date: July 26, 2004	By:	/s/Carl D. Blandino

Carl D. Blandino Senior Vice President, Chief Financial Officer, Treasurer and Secretary

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EXHIBIT INDEX

2.1	Asset Purchase Agreement, dated as of July 23, 2004, among Omega Systems of North America LLC, Evan P. Lewis, as sole trustee of Omega Systems of North America Voting Trust, Evan P. Lewis, as sole trustee of Omega Systems of North America Holding Trust, Tri-Core Systems Enterprises, LLC, Evan P. Lewis, as sole trustee of Tri-Core Holding Trust, Evan P. Lewis and Open Solutions Inc.

99.1	Press Release dated July 23, 2004.